“NWBI” NASDAQGS Market Price - $16.73 as of 12/31/17 April 18, 2018 Exhibit 99.1

Forward Looking Statements • This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. • These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.. • The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward- looking statements: • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions; • inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully integrate acquired entities, if any; • changes in consumer spending, borrowing and savings habits; • changes in our organization, compensation and benefit plans; • our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans; • possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; • the level of future deposit premium assessments; • the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; • the impact of the current governmental effort to restructure the U.S. financial and regulatory system; • changes in the financial performance and/or condition of our borrowers; and • the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and • Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters. • Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. 2

Corporate Profile and Overview • 172 full service retail banking locations • 2,106 full-time equivalent employees • Total assets of $9.36 billion • Net loans of $7.74 billion • Deposits of $7.83 billion • Tangible shareholders’ equity of $875 million • 102.4 million shares outstanding Market Capitalization • Market capitalization of $1.7 billion* 4 * Based on a market price $16.50 per share.

HISTORIC PERFORMANCE

Asset Growth 6 $1.9 $2.1 $2.6 $3.1 $3.4 $3.9 $4.3 $5.2 $5.8 $6.3 $6.4 $6.5 $6.7 $6.9 $8.0 $8.1 $8.0 $7.9 $7.9 $7.8 $9.0 $9.6 $9.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 6 /3 0 /1 9 9 6 6 /3 0 /1 9 9 7 6 /3 0 /1 9 9 8 6 /3 0 /1 9 9 9 6 /3 0 /2 0 0 0 6 /3 0 /2 0 0 1 6 /3 0 /2 0 0 2 6 /3 0 /2 0 0 3 6 /3 0 /2 0 0 4 6 /3 0 /2 0 0 5 1 2 /3 1 /2 0 0 5 1 2 /3 1 /2 0 0 6 1 2 /3 1 /2 0 0 7 1 2 /3 1 /2 0 0 8 1 2 /3 1 /2 0 0 9 1 2 /3 1 /2 0 1 0 1 2 /3 1 /2 0 1 1 1 2 /3 1 /2 0 1 2 1 2 /3 1 /2 0 1 3 1 2 /3 1 /2 0 1 4 1 2 /3 1 /2 0 1 5 1 2 /3 1 /2 0 1 6 1 2 /3 1 /2 0 1 7 Leveraging & Focus Strategy Leveraging strategy Diversification & Profitability Improvement Strategy Asset Growth

Loan Growth and Mix $0 $1,000,000,000 $2,000,000,000 $3,000,000,000 $4,000,000,000 $5,000,000,000 $6,000,000,000 $7,000,000,000 $8,000,000,000 $9,000,000,000 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 1-4 Family Residential Mortgages Home Equity Loans Consumer Loans Commercial Real Estate Commercial and Industrial 6 7% 31% 9% 17% 36%

Deposit Growth and Mix $0 $1,000,000,000 $2,000,000,000 $3,000,000,000 $4,000,000,000 $5,000,000,000 $6,000,000,000 $7,000,000,000 $8,000,000,000 $9,000,000,000 199519971999200120032005200720092011201320152017 Savings Accounts Checking Accounts Money Market Accounts Certificates of Deposit 8 18% 22% 39% 21%

Net Income (in millions of dollars) $16.3 $18.1 $20.4 $22.2 $23.9 $30.9 $31.4 $37.9 $40.0 $48.9 $57.8 $53.0 $53.5 $58.9 $48.5 $61.1 $64.2 $63.6 $66.6 $62.0 $67.0 $82.3 $83.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 Excluding Gains and Losses on Sale of Assets, Write-Down on Assets, Amortization of Intangibles, Acquisition Expenses and Loss on Extinguishment of Debt 9

Earnings Per Share (Adjusted for Stock Splits and 2.25x Second-step Conversion) $0.13 $0.20 $0.19 $0.25 $0.25 $0.37 $0.39 $0.46 $0.49 $0.46 $0.44 $0.44 $0.30 $0.53 $0.64 $0.68 $0.73 $0.67 $0.71 $0.82 $0.83 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 1 9 9 7 1 9 9 8 199 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 201 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 10 Excluding Gains and Losses on Sale of Assets, Write-Down on Assets, Amortization of Intangibles, Acquisition Expenses and Loss on Extinguishment of Debt

HIGHLIGHTS FOR 2017

Highlights for 2017 Shareholder Value • Excluding the elevated loan losses of approximately $6 million, or $4 million after tax which resulted from the closure of our consumer finance subsidiary, income for the year was $88.7 million, a 7.8% increase over the previous year. • The market value of Northwest shares decreased $1.30, or 7.2% in 2017 following a 35% increase in 2016. • The combined return (including dividends) on Northwest shares in 2017 was a loss of 3.7%, following an increase of almost 40% in 2016. • Sold three Maryland offices for a $17 million profit ($10.3 million after tax). Annual expense savings will be approximately $4.0 million after tax. Annual net income forfeited will be approximately $1.5 million. • Closed our consumer finance subsidiary. Annual expense savings will be approximately $13 million. Annual net income forfeited is approximately $500,000. • Divested our retirement services business with annual expenses of $2.5 million. No loss of net income. 12

STOCK PERFORMANCE AND DIVIDEND PAYOUTS

Growth in Assets and Income $2.1 $2.6 $3.1 $3.4 $3.9 $4.3 $5.2 $5.8 $6.4 $6.5 $6.7 $6.9 $8.0 $8.1 $8.0 $7.9 $7.9 $7.8 $9.0 $9.6 $9.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Assets Income Assets Net Income

Growth in Assets and Earnings per Share $2.1 $2.6 $3.1 $3.4 $3.9 $4.3 $5.2 $5.8 $6.4 $6.5 $6.7 $6.9 $8.0 $8.1 $8.0 $7.9 $7.9 $7.8 $9.0 $9.6 $9.4 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Asset Growth Earnings Per Share Assets EPS

Annual Dividends Per Share $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 Current Dividend Yield - $.68/$16.50 = 4.12% 16

Price Performance Since IPO COMPARISON OF CUMULATIVE TOTAL RETURN SINCE IPO IN 1994 Among Northwest Bancshares, Inc., the NASDAQ Composite Index and the NASDAQ Bank Index

Priorities for Deployment of Capital 1. Fund internal (organic) loan and deposit growth 2. Maintain an attractive dividend yield 3. Buying back our shares when the economics are sound 4. Fund acquisition of other banks or branches of other banks – when they can be completed without significantly diluting tangible book value per share and when the earn back period is within acceptable parameters 18

Introduction of Ronald J. Seiffert President and Chief Operating Officer

Initial Observations and Impressions • Bank’s size and reputation • Historical financial performance • Transformational changes • Effective integrator of acquisitions • Quality of bank personnel • Strong culture driven by community bank values • Community engagement • Platform built for growth and success

DIVISION UPDATE Steven G. Fisher, Chief Revenue Officer

Production and Revenue Team Highlights 2017 • Significant growth in … • Total loan production which exceeded $2.0 billion in 2017 versus $1.5 billion in 2016 with loans increasing $236 million or 3.1% • Retail and business checking account balances which increased by $176 million or 6.1% from the previous year. Checking accounts now represent 39% of our deposit mix. This increase was supported by the opening of 21,000 new personal checking accounts and 3,700 new business checking accounts. • As a result of the growth in loans and checking, our net interest margin increased from 3.73% to 3.82% • Implemented a new customer relationship management tool, “Northwest Connect”, to track and integrate the business development efforts of all production personnel. • Trust assets under management and administration increased 8.6% to $1.3 billion. • Revenues from assets under the management and administration of our Financial Advisors increased by 86.9% over the previous year • Insurance Services gross revenue increased by 6.6%.

Production and Revenue Team Highlights 2017 • Successfully divested the administration and actuarial portion of our retirement services business while retaining the investment management responsibilities for the plans’ assets. • Acquired over 10,000 new consumer households and 3,700 new business customers. • The pull through rate of referrals to applications on mortgage and equity loans improved to 93.7% and 95.1% respectively. • We continued a meaningful shift in the mix of our commercial loan originations in favor of commercial and industrial loans. • Our Corporate Finance team executed the successful syndication of a $75 million credit facility for an existing business customer in our footprint, with seven banks participating in the credit. • We originated Small Business loans at a rate 2.5x greater than the previous year. Produced the third highest number of loans in the SBA’s Pittsburgh Region and received the “Bronze Award”. • Consolidated $1.3 billion of Financial Advisor assets under management and administration onto a single broker dealer platform powered by LPL financial. • Launched a new website www.northwest.com to support the Northwest brand, improving customer experience and broaden our reach.

DIVISION UPDATE William W. Harvey, Jr., Chief Financial Officer 24

Financial Metrics

		2017*	2016**	2015***	2014	2013	2012	2011
A	Net Income (000's)	$83,735	$82,264	$67,012	$61,962	$66,559	$63,560	$64,151
B	Asset Yield	4.14%	4.19%	4.22%	4.24%	4.35%	4.65%	4.90%
C	Cost of Funds	0.42%	0.59%	0.93%	0.97%	1.03%	1.25%	1.52%
D	Net Interest Margin	3.82%	3.73%	3.49%	3.47%	3.52%	3.63%	3.66%
E	Return on Average Assets	0.88%	0.90%	0.80%	0.79%	0.84%	0.79%	0.80%
F	Return on Average Equity	7.04%	7.09%	6.08%	5.69%	5.87%	5.48%	5.24%
G	Earnings per Share, diluted (EPS)	$0.83	$0.82	$0.71	$0.68	$0.73	$0.68	$0.64
H	Dividends per Share	$0.64	$0.60	$0.56	$1.62	$0.50	$0.60	$0.43
I	Closing Market Price	$16.73	$18.03	$13.39	$12.53	$14.78	$12.14	$12.44
J	Tangible Book Value (TBV)/Share	$8.52	$8.17	$8.76	$9.34	$10.38	$10.14	$10.06
K	Market Price/TBV	1.96x	2.21x	1.53x	1.34x	1.42x	1.20x	1.24x
L	Market Price/EPS	20.16x	21.99x	18.86x	18.70x	20.25x	17.85x	19.44x
M	Loans/Deposits	99.6%	95.9%	109.2%	106.3%	102.4%	98.9%	96.0%
N	# of Offices	172	176	181	162	165	165	168
L	Deposits/Office (000's)	$45.5	$44.8	$36.5	$34.8	$34.4	$34.9	$34.4

* Excludes the $17.2 million ($10.3 million after tax) gain on sale of three Maryland offices, $4.4 million ($2.6 million after tax) of restructuring charges related primarily to the closure of our consumer finance subsidiary, and a $3.1 tax benefit related to the tax cuts and Jobs Act of 2017.

** Excludes $12.2 million ($7.3 million after tax) of restructuring and acquisition expenses related to the branch consolidation and First Niagara branch purchase, $37.0 million ($22.2 million after tax) FHLB borrowing prepayment penalty and $5.1 million ($3.1 million after tax) of ESOP termination expense.

***Excludes $9.7 million ($6.5 million after tax) of acquisition expense related to Lorain National Bank.

Q1, 2018 Balance Sheet

(Dollars in thousands, except per share amounts)

	Assets	March 31, 2018	December 31, 2017	From prior year $ Change	From prior year % Change
	Total cash and marketable securities	977,843	899,923	77,920	8.7%
	Mortgage loans - one- to four- family	2,772,148	2,776,203	(4,055)	(0.1%)
	Home equity loans and lines of credit	1,288,361	1,310,355	(21,994)	(1.7%)
	Consumer loans	686,038	671,389	14,649	2.2%
	Commercial real estate loans	2,512,257	2,454,726	57,531	2.3%
	Commercial business loans	623,463	580,736	42,727	7.4%
A	Total loans receivable	7,882,267	7,793,409	88,858	1.1%
	Allowance for loan losses	(55,211)	(56,795)	1,584	(2.8%)
	Loans receivable, net	7,827,056	7,736,614	90,442	1.2%
	Other assets	715,963	727,397	(11,434)	(1.6%)
B	Total assets	$ 9,520,862	$ 9,363,934	156,928	1.7%
	Liabilities and Shareholders' equity				
	Liabilities				
	Noninterest-bearing demand deposits	$ 1,679,853	$ 1,610,409	69,444	4.3%
	Interest-bearing demand deposits	1,476,177	1,442,928	33,249	2.3%
	Money market demand accounts	1,707,837	1,707,450	387	0.0%
	Savings deposits	1,701,022	1,653,579	47,443	2.9%
	Time deposits	1,420,600	1,412,623	7,977	0.6%
C	Total deposits	7,985,489	7,826,989	158,500	2.0%
	Other liabilities	320,236	329,221	(8,985)	(2.7%)
	Total liabilities	8,305,725	8,156,210	149,515	1.8%
	Total shareholders' equity	1,215,254	1,207,724	7,530	0.6%
	Total liabilities and shareholders' equity	$ 9,520,979	$ 9,363,934	157,045	1.7%
	Equity to assets	12.76%	12.90%		(13) bp
	Tangible common equity to assets	9.62%	9.68%		(7) bp
	Book value per share	$11.84	$11.79	0.05	0.4%
D	Tangible book value per share (TBV)	$8.61	$8.54	0.07	0.8%
E	Closing market price per share	$16.56	$16.73	(0.17)	(1.0%)
F	Multiple of Market Value to TBV	1.92 x	1.96 x	(0.04)	(1.8%)
G	Multiple of Market Value to EPS	16.56 x	20.16 x	(3.60)	(17.8%)
	Full Time Equivalent employees	2,105	2,106	(1)	(0.0%)
	Number of banking offices	172	172	-	0.0%

Q1, 2018 Income Statement

(Dollars in thousands, except per share amounts)

		Year Over Year $ Change	Year Over Year % Change	Three months ended March 31, 2018	Three months ended March 31, 2017	Three months ended Dec. 31, 2017	Linked Quarter $ Change	Linked Quarter % Change
	Total interest income	2,266	2.6%	89,533	87,267	91,561	(2,028)	(2.2%)
	Total interest expense	1,076	16.1%	7,766	6,690	7,321	445	6.1%
	Net interest income	1,190	1.5%	81,767	80,577	84,240	(2,473)	(2.9%)
	Provision for loan losses	(428)	(9.2%)	4,209	4,637	6,525	(2,316)	(35.5%)
A	Net interest income after provision for loan losses	1,618	2.1%	77,558	75,940	77,715	(157)	(0.2%)
	Total noninterest income	284	1.3%	21,788	21,504	22,905	(1,117)	(4.9%)
B	Total noninterest expense	(4,225)	(5.9%)	67,421	71,646	71,896	(4,475)	(6.2%)
	Income/ (loss) before income taxes	6,127	23.7%	31,925	25,798	28,724	3,201	11.1%
	Income tax expense/ (benefit)	(1,112)	(13.8%)	6,940	8,052	6,576	364	5.5%
C	Net income	7,239	40.8%	$ 24,985	$17,746	$ 22,148	2,837	12.8%
	Basic earnings per share	0.07	39.5%	$ 0.25	$ 0.18	$ 0.22	0.03	12.5%
D	Diluted earnings per share	0.07	39.9%	$ 0.24	$ 0.17	$ 0.22	0.03	12.3%
E	Annualized return on average equity	225 bp		8.40%	6.15%	7.31%		109 bp
	Annualized return on tangible common equity	294 bp		11.60%	8.66%	10.13%		147 bp
F	Annualized return on average assets	33 bp		1.08%	0.75%	0.94%		14 bp
*	Annualized noninterest expense to average assets	(10) bp		2.84%	2.94%	2.97%		(13) bp
*	Efficiency ratio	(453) bp		63.73%	68.27%	65.25%		(152) bp

* Excludes restructuring/acquisition expenses, FHLB prepayment penalty, amortization expense, gain on sale of investments, and gain on sale of branches.

STRATEGIC DIRECTION

Strategic Direction Critical Issues • Will there be meaningful regulatory reform? • Enhancing shareholder value • Enhancing production volume and revenue growth • Improving profitability and efficiency • Management of capital • Acquisition, retention and development of talent • Maintaining effective risk management oversight • Crossing the $10 billion threshold • Acquisitions will be pursued when they enhance our franchise and provide value to our shareholders. 29